Principal Funds, Inc.
Supplement dated March 13, 2020
to the Statutory Prospectus dated December 31, 2019
(as previously supplemented)
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR DIVERSIFIED REAL ASSET FUND
Effective April 1, 2020, delete the Annual Fund Operating Expenses table and footnotes, and replace with the following:
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	Inst.	R-3	R-4	R-5	R-6
Management Fees	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	N/A	0.25%	0.10%	N/A	N/A
Other Expenses	0.28%	0.40%	0.15%	0.34%	0.30%	0.28%	0.03%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.34%	2.21%	0.96%	1.40%	1.21%	1.09%	0.84%
Fee Waiver and Expense Reimbursement (1)(2)	(0.13)%	(0.25)%	(0.12)%	(0.05)%	(0.05)%	(0.05)%	(0.06)%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	1.21%	1.96%	0.84%	1.35%	1.16%	1.04%	0.78%
(1)
Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund's Management Fees through the period ending December 30, 2021. The fee waiver will reduce the Fund's Management Fees by 0.05% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the fee waiver prior to the end of the period.

(2)
Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund's expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.20% for Class A, 1.95% for Class C, and 0.83% for Institutional Class shares. It is expected that these expense limits will continue through the period ending December 30, 2021; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limits prior to the end of the period. In addition, for Class R-6, the expense limit will maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.02%, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses , and other extraordinary expenses). It is expected that the expense limit for Class R-6 shares will continue through the period ending December 30, 2020; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limits prior to the end of the period. Subject to applicable expense limits , the Fund may reimburse PGI for expenses incurred during the current fiscal year.

Delete the Example section, and replace with the following:
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
Class A	$771	$1,070	$1,916
Class C	667	1,162	2,525
Institutional Class	294	519	1,167
Class R-3	438	761	1,675
Class R-4	379	660	1,462
Class R-5	342	596	1,324
Class R-6	262	460	1,032
With respect to Class C shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

1 year	3 years	5 years	10 years
Class C	$667	$1,162	$2,525
In the Sub-Advisors section, delete references to BNP PARIBAS ASSET MANAGEMENT USA, Inc. and Tortoise Capital Advisors, L.L.C.

SUMMARY FOR SYSTEMATEX INTERNATIONAL FUND
In the Purchase and Sale of Fund Shares section, add the following:
Effective as of the close of the New York Stock Exchange on March 13, 2020, the SystematEx International Fund will no longer be available for purchase from new investors. At a future board meeting to be determined, Management intends to present a plan of liquidation or merger to the Board of Directors through which the Fund would either liquidate or merge into another fund.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
Delete the section for Market Volatility and Securities Issuers and replace with the following:
Market Volatility and Securities Issuers
The value of a fund's portfolio securities may decrease in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. Moreover, markets (or certain market sectors) may experience greater volatility in response to the occurrence of natural or man-made disasters and catastrophes, such as acts of terrorism, pandemics, military actions, or political instability. If a fund's investments are concentrated in certain sectors, its performance could be worse than the overall market. Additionally, the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services. As a result, the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

MANAGEMENT OF THE FUNDS
Effective April 1, 2020, in The Sub-Advisors section, delete references to BNP PARIBAS ASSET MANAGEMENT USA, Inc. and Tortoise Capital Advisors, L.L.C.